Exhibit 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
RULE 15d-14(b) and 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Rest EZ, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dylan Carson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 27, 2026	By:	/s/ Dylan Carson
Dylan Carson
President, Chief Executive Officer (Principal Executive Officer)